SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.  )

Filed by the Registrant [  ]

Filed by a Party Other than the Registrant [x]

Check the Appropriate Box:

[X] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PENN VIRGINIA CORPORATION
(Name of registrant as specified in its charter)

THE MANGROVE PARTNERS MASTER FUND, LTD.
MANGROVE PARTNERS
NATHANIEL AUGUST
 (Name of person(s) filing proxy statement, if other than the registrant)
Copies to:
Christopher P. Davis, Esq.
Kleinberg, Kaplan, Wolff & Cohen, P.C.
551 Fifth Avenue, New York, New York 10176
(212) 986-6000

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[  ] Fee paid previously with preliminary materials:
[
] Check box if any part of the fee is offset as provided by Exchange Act
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(4) Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION DATED JANUARY 17, 2019

MANGROVE MASTER FUND L.P.

January  ___, 2019
Dear Fellow Stockholder:
The Mangrove Partners Master Fund, Ltd. together with the other participants in this solicitation (collectively, “Mangrove” or “we”) is seeking your support to vote “AGAINST” the proposed merger between Penn Virginia Corporation, a Virginia corporation (“Penn Virginia” or the “Company”), and Denbury Resources Inc., a Delaware corporation (“Denbury”) and the transactions considered thereunder (the “Denbury Merger”).
Mangrove is a significant and longstanding stockholder of Penn Virginia beneficially owning a total of [1,729,382] shares of Common Stock, $0.01 par value per share, representing approximately [11.5%] of the shares outstanding. We have owned shares of Penn Virginia since it completed its financial restructuring in 2016. While Mangrove has been a long-time supporter of Penn Virginia, we believe the proposed Denbury Merger is not in the best interest of Penn Virginia’s shareholders and believe that significant shareholder value will be destroyed if the transaction is consummated.
We are seeking your support to vote “AGAINST” the approval of the Merger Agreement and the transactions considered thereunder at the special meeting of Penn Virginia currently scheduled to be held on [          ], 2019, at _:__ _.M., local time, at ______________________________ (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Special Meeting”). According to the Company’s joint proxy statement with Denbury (the “Company’s Proxy Statement”), at the Special Meeting stockholders are being asked:
1.
to consider and vote on the Agreement and Plan of Merger, dated as of October 28, 2018 (the “Merger Agreement”), by and among Denbury Resources Inc., Dragon Merger Sub Inc., DR Sub LLC and Penn Virginia (the “Denbury Merger Proposal”), and

2.
to consider and vote on The Company’s proposal to approve, by a non-binding advisory vote, certain compensation arrangements that may be paid or become payable to Penn Virginia’s named executive officers in connection with the mergers contemplated by the Merger Agreement (the “Non-Binding Compensation Advisory Proposal”).

This Proxy Statement and enclosed [GOLD] proxy card is soliciting proxies to vote AGAINST the Denbury Merger Proposal. We are seeking your support at the Special Meeting to reject the Denbury Merger Proposal in opposition to the Company’s recommendations.
We urge you to consider carefully the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed [GOLD] proxy card today. The attached proxy statement and the enclosed [GOLD] proxy card are first being furnished to the stockholders on or about January [  ], 2019.
If you have already submitted a proxy in relation to the Special Meeting, you have every right to revoke or change the voting instructions set out therein by signing, dating and returning a later dated [GOLD] proxy card or by voting in person at the Special Meeting. We encourage you to do so.
If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC (“Saratoga Proxy”), which is assisting us, at its address and toll-free number listed on the following page.
Thank you for your support.
The Mangrove Partners Master Fund, Ltd.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

The attached Proxy Statement and [GOLD] proxy card are available at:

[_____________________]

If you have any questions or need assistance voting the ***GOLD*** *proxy card,*
please call the firm assisting us:

saratoga

PROXY CONSULTING, LLC

SARATOGA PROXY CONSULTING LLC
520 8th Avenue, 14th Floor
New York, NY 10018
(212) 257-1311

Shareholders Call Toll Free at: (888) 368-0379
Email: info@saratogaproxy.com

PRELIMINARY COPY SUBJECT TO COMPLETION DATED JANUARY 17, 2019
---------------------------
SPECIAL MEETING OF STOCKHOLDERS
OF
PENN VIRGINIA CORPORATION
---------------------------
PROXY STATEMENT
OF
THE MANGROVE PARTNERS MASTER FUND, LTD.
---------------------------
PLEASE SIGN, DATE AND MAIL THE ENCLOSED [GOLD] PROXY CARD TODAY
The Mangrove Partners Master Fund, Ltd., together with the other participants in this proxy solicitation (collectively, “Mangrove” or “we”) is a significant and longstanding stockholder of Penn Virginia Corporation, a Virginia corporation (“Penn Virginia” or the “Company”), beneficially owning a total of [1,729,382] shares of Common Stock, $0.01 par value per share (the “Common Stock”), representing approximately [11.5%] of the shares outstanding. We have owned shares of Penn Virginia since its financial restructuring was completed in 2016. We are writing to you because we believe that the Denbury Merger is not in the best interests of the Company and believe the Company’s shareholder should act to ensure the Denbury Merger Proposal is rejected. We are seeking your support and your vote at the special meeting of stockholders currently scheduled to be held on [         ], 2019, at _:__ _.M., local time, at ______________________________ (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Special Meeting”), for the following:
1.	to vote AGAINST the Merger Agreement (the “Denbury Merger Proposal”), and
2.
to vote AGAINST the non-binding advisory proposal to approve certain compensation that may be paid or become payable to Penn Virginia’s named executive officers that is based on or otherwise related to the Denbury Merger (the “Non-Binding Compensation Advisory Proposal”).

The participants in this proxy solicitation are The Mangrove Partners Master Fund, Ltd., a Cayman Islands exempted company (the “Master Fund”), Mangrove Partners, a Cayman Islands exempted company (“Mangrove Partners”), and Nathaniel August.
This Proxy Statement and the enclosed [GOLD] proxy card are first being furnished to stockholders on or about January [  ], 2019. As of the date hereof, Mangrove collectively beneficially owns an aggregate of [1,729,382] shares of Common Stock. We intend to vote such shares of Common Stock AGAINST the Denbury Merger Proposal and AGAINST the Non-Binding Compensation Advisory Proposal, as described herein. According to the Company’s joint proxy statement with Denbury (the “Company’s Proxy Statement”), Penn Virginia will not transact any other business at the Special Meeting.
The Board has fixed [   ] as the record date for determining holders of Common Stock who are entitled to vote at the Special Meeting (the “Record Date”). According to the Company, as of the Record Date the Company had approximately [   ] shares of Common Stock outstanding and entitled to be voted. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Special Meeting. The mailing address of the principal executive offices of the Company is 16285 Park Ten Place, Suite 500, Houston, Texas 77084. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting.
THIS SOLICITATION IS BEING MADE BY MANGROVE AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY OR DENBURY. ACCORDING TO THE COMPANY’S PROXY STATEMENT, PENN VIRGINIA WILL NOT CONDUCT ANY OTHER BUSINESS AT THE SPECIAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.

MANGROVE URGES YOU TO SIGN, DATE AND RETURN THE [GOLD] PROXY CARD TO VOTE AGAINST THE PROPOSED TRANSACTION.
IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED [GOLD] PROXY CARD. WE ENCOURAGE YOU TO DO SO. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE SPECIAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE SPECIAL MEETING OR BY VOTING IN PERSON AT THE SPECIAL MEETING.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
This Proxy Statement and our proxy card are available at:
[______________________]

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. Your vote matters. Mangrove urges you to sign, date, and return the enclosed [GOLD] proxy card today to vote (1) AGAINST the Denbury Merger Proposal and (2) AGAINST the Non-Binding Compensation Advisory Proposal.

•	If you are a “registered stockholder”, please sign and date the enclosed [GOLD] proxy card and return it to Mangrove, c/o Saratoga Proxy, in the enclosed postage-paid envelope today.
•
If you own shares in a brokerage account or through a bank, you are considered a “beneficial stockholder”, and the Mangrove proxy materials, together with a voting instruction form (VIF), are being forwarded to you by your broker or bank. As a “beneficial owner”, you must instruct your broker, trustee or other representative on how to vote your shares. Your broker cannot vote your shares on your behalf without receiving instructions from you.

•
Depending upon your broker or custodian’s voting policy, you may be able to vote either by toll-free telephone or by using the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form in the pre-paid envelope provided to you.

•
Please do not sign or return any [WHITE] proxy card you may receive from the Company. If you have already submitted a [WHITE] proxy card, you have every right to change your vote and we encourage you to do so. Please use the [GOLD] proxy card to vote by Internet or telephone or simply sign, date and return the [GOLD] proxy card. Only your latest dated proxy will be counted.

BACKGROUND TO THE SOLICITATION

A chronology of our material interactions with the Company is as follows:
•
On October 29, 2018, Mangrove had calls with (i) David Geenberg, Co-Chairman of the Board of Directors of Penn Virginia (the “Board”) and (ii) members of senior management of Penn Virginia to express its displeasure with the proposed Denbury Merger. Since October 29, 2018, Mangrove has continued to communicate its ongoing displeasure to Mr. Geenberg.

•
On October 30, 2018, Mangrove filed an amendment to its Schedule 13D disclosing that: “Mangrove Partners is evaluating Denbury Resources Inc.’s proposed acquisition of Penn Virginia as well as the market's reaction following the announcement of the transaction. While a sale of the company could be attractive for Penn Virginia's shareholders, we believe that a control transaction should include the payment of a sustainable premium to shareholders of the target company. We also believe that Penn Virginia’s standalone prospects are currently undervalued in the marketplace and note the Company’s strong operational performance, highly economic well results, significant cash flow, and guidance for 40%-60% production growth in 2019.”

•
On October 31, 2018, Mangrove had a call with members of Denbury’s senior management. During this call Mangrove communicated that it was not interested in owning Denbury stock and would not support the proposed merger unless the price of Denbury’s stock was significantly higher.

•
On November 8, 2018, following the Company’s third quarter earnings release, Mangrove had a call with members of Penn Virginia’s senior management and reiterated its belief that there was no merit to the proposed Denbury Merger and that the transaction should be terminated by mutual agreement of the companies.

•
On November 9, 2018, Brian Steck, Partner and Senior Analyst of Mangrove Partners, called Mr. Geenberg and reiterated Mangrove’s publicly stated belief that the Denbury Merger was not in the best interest of Penn Virginia’s shareholders and proposed a group lunch meeting to discuss further.

•
On November 13, 2018, Mangrove attended a group lunch meeting for investors with members of Penn Virginia and Denbury’s senior management and Guggenheim Partners, financial advisors to Denbury, to discuss the Denbury Merger.

•
Also on November 13, 2018, Mangrove attended a meeting with Mr. Geenberg and with members of Penn Virginia and Denbury’s senior management to discuss the Denbury Merger. Mangrove’s comments during this meeting are described below in the amendment to its Schedule 13D filed on November 14, 2018.

•
On November 14, 2018, Mangrove filed an amendment to its Schedule 13D disclosing that: “On November 13, 2018, representatives from Mangrove Partners met with senior management from both Denbury Resources Inc. and [Penn Virginia]. During this meeting, Mangrove shared its belief that while [Penn Virginia] is a compelling standalone investment, Denbury Resources and [Penn Virginia], as a combined entity, is not of interest to Mangrove Partners. Mangrove also stated its belief that it is not alone in disliking this transaction, as other shareholders of the Issuer have reached out to Mangrove to express their dissatisfaction. Furthermore, Mangrove notes that Denbury shareholders appear to have expressed unhappiness with the deal by driving Denbury's shares down over 40% in the 12 trading days since its announcement. Mangrove believes that the market's reaction goes well beyond the typical arbitrage pressures following the announcement of a stock-for-stock transaction and reflects a rebuke of the transaction itself. Mangrove Partners informed the management teams that it intends to vote against the proposed transaction. Mangrove also stated that it is planning to solicit proxies against the transaction, has hired SEC counsel, and is currently interviewing proxy solicitors.”

•
On November 20, 2018, Mangrove called Mr. Geenberg to inform him and the Company that Mangrove had hired legal counsel and a proxy solicitor, and is moving forward with its plans to solicit against the Denbury Merger. Mangrove reiterated its view that a mutually agreed termination of the transaction would be in the benefit of both companies.

•
On November 26, 2018, Mangrove had a call with Mr. Geenberg, Daren G. Holderness, a member of the Board, and John A. Brooks, Penn Virginia’s Chief Executive Officer. Mangrove’s comments during the call are described below in the amendment to its Schedule 13D filed on November 28, 2018.

•
On November 28, 2018, Mangrove filed an amendment to its Schedule 13D disclosing that: “On November 26, 2018, representatives from Mangrove Partners spoke with the Co-Chairman of the Board of Directors of the Issuer and its CEO. During this call, Mangrove called on the Issuer to work with Denbury Resources, Inc. to terminate the proposed transaction. Should the Issuer and Denbury fail to agree to a mutual termination, Mangrove intends to vote against the transaction and to file its own proxy statement to solicit votes against the proposed deal. As part of its preparation, Mangrove has hired Saratoga Proxy Consulting LLC and Kleinberg, Kaplan, Wolff & Cohen, P.C. to provide proxy and legal services related to its intended solicitation. Mangrove has also moved all of its stock to a fully-paid position in order to secure its right to vote all of its shares once Penn Virginia has set a record date. On November 27, 2018, Mangrove delivered a demand letter to the Issuer requesting that the Issuer turn over copies of its shareholder records in order to facilitate Mangrove's communications with Penn Virginia's shareholders.”

•
On December 3, 2018, Mangrove had a call with Messrs. Kendall and John P. Dielwart, Chairman of Denbury’s Board of Directors. During this meeting Mangrove stated its belief that the market has clearly rejected the Denbury Merger and that Denbury’s efforts to build support for the transaction had failed. With no evidence of support from Penn Virginia’s shareholders, Mangrove expressed its belief that it was time for Denbury to abandon the transaction and thus spare its shareholders unnecessary expense and distraction.

•	On December 7, 2018, Mr. August called Mr. Geenberg to reiterate again Mangrove’s displeasure with the Denbury Merger and its intent to solicit against the proposed transaction.
•
On December 20, 2018, Messrs. August and Steck had a call with Messrs. Geenberg and Holderness to clarify the nomination period for nominees to Penn Virginia’s Board. These questions were subsequently addressed in subsequent conversations between Mangrove’s outside counsel and Katie Ryan, Penn Virginia’s internal counsel, and later with Penn Virginia’s outside counsel.

REASONS FOR THE SOLICITATION

Mangrove is soliciting proxies from holders of Penn Virginia Common Stock in opposition to the Denbury Merger. Specifically, Mangrove recommends that Penn Virginia Shareholders vote “AGAINST” the Denbury Merger Proposal and “AGAINST” the Non-Binding Compensation Advisory Proposal.
Mangrove is of the opinion that it would be better for Penn Virginia to remain a stand-alone company rather than accept the package of cash and securities being offered to Penn Virginia stockholders in the Denbury Merger. This opinion is based upon the following factors:

1.
Mangrove believes that the proposed merger lacks industrial logic. Penn Virginia and Denbury pursue different means of oil production in different basins. As such, there is little overlap in the skills required to run these distinct businesses and no geographic overlap between them. As a result, the transaction does little to improve the operating or corporate cost structures of the combined business.

2.
Mangrove believes that the proposed merger lacks financial logic. Mangrove believes that the transaction is dilutive to Penn Virginia’s valuation and growth rate, and believes that the combined entity will have a higher cost structure and weaker balance sheet than Penn Virginia on a stand-alone basis.

3.
Mangrove believes that Denbury’s financial leverage represents and unacceptable risk for Penn Virginia Shareholders. Mangrove believes that Denbury, with its high cost structure and $2.8 billion of debt, may become insolvent should lower oil prices persist. Mangrove believes this is an ongoing investor concern that is reflected in the [17.24%][1] yield to worst on Denbury’s 5.500% Senior Notes due 2022.

4.
Mangrove believes that the shortcomings of the proposed merger are both obvious and were immediately recognized by other market participants. On the first trading day following the announcement, the common stock of Denbury Resources closed down 24% and underperformed the S&P Oil & Gas Exploration and Production Select Industry Index by over 20%. In the time since then, the underperformance of Denbury’s common stock has grown to nearly [40%].[2]

5.
Rather than being paid a significant premium to accept these risks, the proposed merger effectively asks Penn Virginia shareholders to accept a discount to the current market value of Penn Virginia Shares. Penn Virginia shares have closed at a premium to the terms of the proposed merger on all but [4] trading days since the transaction was announced and have averaged a [9%] premium over the most recent 20 trading days.[3]

Given the factors described above, Mangrove believes that Penn Virginia stockholders would be better off if the Denbury Merger Proposal was voted down and Penn Virginia continued as an independent company than if the proposed Denbury Merger were completed.
While the compensation proposal is non-binding and advisory, and need not be approved for the Denbury Merger to be completed, Mangrove believes that the purpose of the proposal is to demonstrate stockholder support for compensation that would be paid to Penn Virginia management in connection with the Denbury Merger, and therefore this proposal should not be approved if stockholders oppose the proposed merger.

Use your [GOLD] proxy card to vote (1) “AGAINST” the Denbury Merger Proposal and (2) “AGAINST” the Non-Binding Compensation Advisory Proposal.

1 [NTD: figures to be refreshed closer to mailing.]
2 [NTD: figures to be refreshed closer to mailing.]
3 [NTD: figures to be refreshed closer to mailing.]

PROPOSAL NO.1
DENBURY MERGER PROPOSAL
We are seeking your support at the Special Meeting to reject the Denbury Merger Proposal, in opposition to the Company’s recommendation. We believe the proposed Denbury Merger is not in the best interests of the Company or its shareholders and urge you to vote AGAINST the Denbury Merger Proposal on our [GOLD] proxy card.
Required Vote
Pursuant to Section 13.1-718 of the Virginia Stock Corporation Act, the affirmative vote of holders of more than two-thirds (66.67%) of the outstanding shares of Penn Virginia Common Stock entitled to vote is required to approve or reject the Denbury Merger Proposal. According to the Company’s Proxy Statement, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal. Failure to vote on the Denbury Merger Proposal will have the same effect as a vote “AGAINST” the Denbury Merger Proposal.
WE URGE YOU TO VOTE AGAINST THE DENBURY MERGER PROPOSAL ON THE ENCLOSED
[GOLD] PROXY CARD.
WE INTEND TO VOTE ALL OUR SHARES AGAINST THE DENBURY MERGER PROPOSAL.
SHARES OF STOCK REPRESENTED BY PROPERLY EXECUTED [GOLD] PROXY CARDS WILL BE VOTED AT THE SPECIAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, “AGAINST” THE DENBURY MERGER PROPOSAL.

PROPOSAL NO.2
NON-BINDING COMPENSATION ADVISORY PROPOSAL
We are seeking your support at the Special Meeting to reject the Non-Binding Compensation Advisory Proposal, in opposition to the Company’s recommendation. We believe the proposed Non-Binding Compensation Advisory Proposal is not in the best interests of the Company or its shareholders and urge you to vote AGAINST the Non-Binding Compensation Advisory Proposal on our [GOLD] proxy card.
Required Vote
According to the Company’s Proxy Statement, approval of the Non-Binding Compensation Advisory Proposal requires that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal. Abstentions, broker nonvotes and failure to vote will not count as votes cast and will have no effect on the outcome of the vote. As an advisory vote, this proposal is not binding upon Penn Virginia or the Board, or Denbury or the Denbury board of directors, and approval of this proposal is not a condition to the completion of the Denbury Merger
WE URGE YOU TO VOTE AGAINST THE NON-BINDING COMPENSATION ADVISORY PROPOSAL ON THE ENCLOSED [GOLD] PROXY CARD.
WE INTEND TO VOTE ALL OUR SHARES AGAINST THE NON-BINDING COMPENSATION ADVISORY PROPOSAL.
SHARES OF STOCK REPRESENTED BY PROPERLY EXECUTED [GOLD] PROXY CARDS WILL BE VOTED AT THE SPECIAL MEETING AS MARKED AND, IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, “AGAINST” THE NON-BINDING COMPENSATION ADVISORY PROPOSAL.

CERTAIN INFORMATION REGARDING THE DENBURY MERGER PROPOSAL
At the Special Meeting, Penn Virginia stockholders of record at the close of business on the Record Date will be voting on, among other things, whether to approve the merger agreement under the Denbury Merger Proposal.

According to the Company’s Proxy Statement, if the Denbury Merger is completed, each stockholder will be entitled to receive, at their election, for each issued and outstanding share of Penn Virginia Common Stock, owned by such stockholder immediately prior to the effective time of the Denbury Merger, either (i) $25.86 in cash without interest and 12.4000 shares of Denbury Common Stock (the “Mixed Election”), (ii) $79.80 in cash without interest (the “Cash Election”) or (iii) 18.3454 shares of Denbury Common Stock (the “Stock Election”). According to the Company’s Proxy Statement, each Cash Election and Stock Election, however, will be subject to proration to ensure that the total amount of cash paid to Penn Virginia shareholders is equal to $400 million.
The foregoing description is not complete and is qualified in its entirety by reference to the full text of the merger agreement, as well as any amendment thereto, a copy of which is included as Annex A to the Company’s Proxy Statement.

VOTING AND PROXY PROCEDURES
Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Stockholders who sold their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Special Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, Mangrove believes that the only outstanding class of securities of the Company entitled to vote at the Special Meeting is the Common Stock.
Shares of Common Stock represented by properly executed [GOLD] proxy cards will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the Denbury Merger Proposal and AGAINST the Non-Binding Compensation Advisory Proposal and in the discretion of the persons named as proxies on all other matters as may properly come before the Special Meeting, as described herein.
According to the Company’s proxy statement for the Special Meeting, the current Board recommends approval of the Denbury Merger Proposal.
Quorum; Broker Non-Votes; Discretionary Voting
According to the Company’s Proxy Statement, the presence at the Special Meeting of the holders of a majority in voting power of the outstanding shares of Penn Virginia Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum. If you submit a properly executed [GOLD] proxy card, even if you do not vote for the proposals or vote to “abstain” in respect of the proposals, your shares of Common Stock will be counted for purposes of calculating whether a quorum is present and entitled to vote for the transaction of business at the Special Meeting. Broker non-votes will not be treated as present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting, unless the broker, bank or other nominee has been instructed to vote on at least one of the proposals.
According to the Company’s Proxy Statement, if your shares are held through a broker, bank or other nominee, you are considered the “beneficial holder” of the shares held for you in what is known as “street name.” The “record holder” of such shares is your broker, bank or other nominee, and not you. If this is the case, this Proxy Statement has been forwarded to you by your broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares, otherwise, your broker, bank or other nominee may not vote your shares on any of the proposals to be considered at the Special Meeting. A so-called “broker non-vote” will result if your broker, bank or other nominee returns a proxy but does not provide instruction as to how shares should be voted on a particular matter.
It is important that you provide instructions to your broker if your shares are held by a broker so that your votes are counted.
According to the Company’s Proxy Statement, under current NASDAQ rules, brokers, banks or other nominees do not have discretionary authority to vote on the Denbury Merger Proposal or the Non-Binding Compensation Advisory Proposal because they are “non-routine” proposals. If there are any broker non-votes, they will have (i) the same effect as a vote “AGAINST” the Denbury Merger Proposal and (ii) no effect on the Non-Binding Compensation Advisory Proposal.

Votes Required for Approval
Denbury Merger Proposal – Approval of the Denbury Merger Proposal requires the affirmative vote of the holders of more than two-thirds of the outstanding shares of Penn Virginia Common Stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal. That means a vote AGAINST the Denbury Merger Proposal by one-third or more of those entitled to vote will result in the defeat of the transaction and the eventual termination of the Merger Agreement. Failure to vote on the Denbury Merger Proposal will have the same effect as a vote “AGAINST” the Denbury Merger Proposal.
Non-Binding Compensation Advisory Proposal – Approval of the Non-Binding Compensation Advisory Proposal requires that the number of votes cast “FOR” the proposal exceed the number of votes cast “AGAINST” the proposal. Abstentions, broker non-votes and failure to vote will not count as votes cast and will have no effect on the outcome of the vote. As an advisory vote, this proposal is not binding upon Penn Virginia or the Board, or Denbury or the Denbury board or directors, and approval of this proposal is not a condition to the completion of the Denbury Merger.
To vote, please complete, sign, date and return the enclosed [GOLD] proxy card or, to appoint a proxy over the Internet or by telephone, follow the instructions provided herein. If you attend the Special Meeting and wish to vote in person, you may withdraw your proxy and vote in person. If your shares of Common Stock are held in the name of your broker, bank or other nominee, as it appears from public information that most shares of Common Stock are, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Special Meeting. Mangrove’s proxy solicitors at Saratoga Proxy can help answer your voting and proxy questions. Please vote today.
Appraisal Rights
According to the Company’s Proxy Statement, under Virginia law, Penn Virginia stockholders are not entitled to appraisal or dissenters’ rights with respect to the Denbury Merger. Penn Virginia stockholders that do not favor the Denbury Merger, may and should vote “AGAINST” the Denbury Merger Proposal.
Revocation of Proxies
Stockholders of the Company may revoke their proxies at any time prior to exercise by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to us in care of Saratoga Proxy Consulting LLC at 520 8th Avenue, 14th Floor, New York, NY 10018 or to the Company at 16285 Park Ten Place, Suite 500, Houston, Texas 77084, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to us in care of Saratoga Proxy Consulting LLC at 520 8th Avenue, 14th Floor, New York, NY 10018. IF YOU WISH TO VOTE AGAINST THE PROPOSED TRANSACTION, PLEASE SIGN, DATE AND RETURN THE ENCLOSED [GOLD] PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.
To ensure that your shares are voted in accordance with your wishes, you should also contact the person responsible for your account and give instructions for a [GOLD] proxy card to be issued representing your shares of Common Stock.

SOLICITATION OF PROXIES
The solicitation of proxies pursuant to this Proxy Statement is being made by Mangrove. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.
We have entered into an agreement with Saratoga Proxy for solicitation and advisory services in connection with this solicitation, for which Saratoga Proxy will receive a fee not to exceed $[              ], together with reimbursement for its reasonable out-of-pocket expenses. Saratoga Proxy will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. We will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Saratoga Proxy will employ approximately [   ] persons to solicit stockholders for the Special Meeting.
The entire expense of soliciting proxies is being borne by us. Costs of this solicitation of proxies are currently estimated to be approximately $[      ]. We estimate that through the date hereof, its expenses in connection with this solicitation are approximately $[         ].
Mangrove will initially pay all costs associated with the solicitation of proxies, but we will seek reimbursement of such costs from the Company and will not submit such reimbursement to a vote of stockholders.

ADDITIONAL PARTICIPANT INFORMATION

The participants in this solicitation are The Mangrove Partners Master Fund, Ltd., a Cayman Islands exempted company (the “Master Fund”), Mangrove Partners, a Cayman Islands exempted company (“Mangrove Partners”), and Nathaniel August. (the “Participants”).
The principal business of the Master Fund is acquiring, holding and disposing of investment securities. The principal business of Mangrove Partners is serving as the investment manager of each of the Master Fund. The principal occupation of Mr. August is serving as a director of Mangrove Partners. The principal business address of each of Mangrove Partners and Nathaniel August is 645 Madison Avenue, 14th Floor, New York, New York 10022. The principal business address of the Master Fund is c/o Maples Corporate Services, Ltd., PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands KY1-1104.
As of the date hereof, the Master Fund beneficially owned [1,729,382] shares of Common Stock. Mangrove Partners, as the investment manager of the Master Fund, may be deemed the beneficial owner of the [1,729,382] shares owned by the Master Fund. Mr. August, as a director of Mangrove Partners, may be deemed the beneficial owner of the [1,729,382] shares owned by the Master Fund.
Since 2017,  the Master Fund has entered into a series of cash-settled total return swap agreements with Morgan Stanley Capital Services LLC as the counterparty (collectively, the “Swaps”) that establishes economic exposure to an aggregate of 106,976 notional Shares, or approximately 0.7% of the outstanding Shares. The Swaps provide Master Fund with economic exposure that that is comparable to the economic exposure of ownership but do not provide it with the power to vote or direct the voting or dispose of or direct the disposition of the Shares that are the subject of the Swaps (such shares, the “Subject Shares”). The Participants expressly disclaim beneficial ownership of the Subject Shares.

The shares of Common Stock beneficially owned by the Master Fund were purchased with general working capital (including margin account borrowings made in the ordinary course of business, although the Participants cannot determine whether any funds allocated to purchase such securities were obtained from any margin account borrowings) in open market purchases, except as otherwise noted. As of the date hereof, none of the shares of Common Stock held in margin accounts were pledged as collateral security. For information regarding purchases and sales of securities of the Company during the past two years by the Participants in this solicitation, see Schedule I.

OTHER MATTERS AND ADDITIONAL INFORMATION
According to the Company’s Proxy Statement, Penn Virginia will not transact any other business at the Special Meeting.
STOCKHOLDER PROPOSALS
According to the Company’s Proxy Statement, if the Merger Agreement is not approved by the requisite vote of the Penn Virginia shareholders or if the Merger is not completed for any reason, Penn Virginia intends to hold an annual meeting of its shareholders in 2019 (the “2019 Annual Meeting”) at an unspecified future date.
The following description of the requirements for submitting stockholder proposals for the 2019 annual meeting of stockholders has been taken from the Company’s Proxy Statement:
“Shareholder proposals submitted for inclusion in Penn Virginia’s proxy statement and proxy card for the Penn Virginia 2019 annual meeting pursuant to Rule 14a-8 under the Exchange Act would have to have been received by Penn Virginia’s Corporate Secretary no later than November 28, 2018 if the Penn Virginia 2019 annual meeting were to be held within 30 days of May 1, 2019. In the event that Penn Virginia were to determine to hold the Penn Virginia 2019 annual meeting more than 30 days before or after May 1, 2019, such shareholder proposals would have to be received by Penn Virginia a reasonable time before Penn Virginia begins to print and send its proxy materials for the Penn Virginia 2019 annual meeting.
If the Penn Virginia 2019 annual meeting occurs, pursuant to the Penn Virginia bylaws Penn Virginia shareholders of record may present proposals that are proper subjects for consideration at an annual meeting and/or nominate persons to serve on the Penn Virginia board at an annual meeting or special meeting of Penn Virginia shareholders at which directors are to be elected. The Penn Virginia bylaws require all shareholders who intend to make such proposals or nominations at an annual shareholders’ meeting or special shareholders’ meeting to provide a written notice, including the information specified in the Penn Virginia bylaws, to Penn Virginia’s Corporate Secretary at Penn Virginia’s principal executive offices located at 16285 Park Ten Place, Suite 500, Houston, TX 77084, not earlier than the close of business on the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting of Penn Virginia shareholders. To be eligible for consideration at the Penn Virginia 2019 annual meeting, notices must have been received by Penn Virginia between January 2, 2019 and February 1, 2019. In the event that the Penn Virginia 2019 annual meeting is scheduled to be held on or after May 1, 2019, such shareholder notice to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public announcement of the date of the annual meeting was made, whichever occurs first.”
FORWARD-LOOKING STATEMENTS
Certain statements contained in this Proxy Statement, and the documents referred to in this Proxy Statement, are forward-looking statements, including, but not limited to, statements that are predictions or indications of future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.
Important factors that could cause actual results to differ materially from the expectations set forth in this Proxy Statement include, among other things, the factors identified under the section entitled “Risk Factors” in Company’s Proxy Statement and its Annual Reports on Form 10-K for the fiscal year ended December 31, 2017, as well as the factors identified in the Company’s and Denbury’s other public filings and under the section entitled “Cautionary Statement Regarding Forward-Looking Statements” in the Company Proxy Statement. Such forward-looking statements should therefore be considered in light of such factors, and the Mangrove Participants are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

ADDITIONAL INFORMATION
WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE SPECIAL MEETING. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND OTHER IMPORTANT INFORMATION.
The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

The Mangrove Partners Master Fund, Ltd.
January [  ], 2019

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

TRANSACTIONS IN SECURITIES OF THE CORPORATION
The Mangrove Partners Master Fund, Ltd.
Nature of Transaction	Purchase/Sale	Number of Shares Purchased/(Sold)	Date of Purchase/Sale
Regular Trade	Sale	(300.00)	1/10/2017
Regular Trade	Sale	(2,800.00)	1/11/2017
Regular Trade	Sale	(319.00)	1/11/2017
Regular Trade	Purchase	500.00	1/27/2017
Regular Trade	Purchase	2,000.00	1/31/2017
Regular Trade	Purchase	1,000.00	2/7/2017
Regular Trade	Purchase	300.00	2/7/2017
Regular Trade	Purchase	5,000.00	3/10/2017
Regular Trade	Purchase	1,000.00	3/22/2017
Regular Trade	Purchase	16,071.00	3/31/2017
Free Reorganization Open*	Purchase	2,245.00	4/26/2017
Free Reorganization Open*	Purchase	6,310.00	4/26/2017
Regular Trade	Purchase	175,000.00	4/27/2017
Regular Trade	Purchase	2,835.00	4/27/2017
Regular Trade	Purchase	10,000.00	5/11/2017
Free Reorganization Open*	Purchase	959.00	10/26/2017
Free Reorganization Open*	Purchase	18,562.00	10/26/2017
Free Reorganization Open*	Purchase	4,361.00	10/26/2017
Free Reorganization Open*	Purchase	2,584.00	10/26/2017
Regular Trade	Sale	(25,000.00)	6/4/2018
Regular Trade	Purchase	25,000.00	6/5/2018
Regular Trade	Purchase	33,547.00	11/19/2018
Regular Trade	Purchase	77,207.00	11/20/2018
Regular Trade	Purchase	27,500.00	11/26/2018
Regular Trade	Purchase	40,000.00	11/27/2018
Regular Trade	Purchase	52,500.00	11/28/2018
Free Reorganization Open*	Purchase	1,336.00	12/13/2018
Free Reorganization Open*	Purchase	3,758.00	12/13/2018
Regular Trade	Purchase	17,600.00	12/28/2018
Regular Trade	Purchase	7,691.00	12/31/2018
Regular Trade	Purchase	1,000.00	1/2/2019
Regular Trade	Purchase	30,000.00	1/3/2019

* Shares received as a stub distribution on the Company’s bonds.

TRANSACTIONS IN CASH-SETTLED TOTAL RETURN SWAPS OF THE CORPORATION
The Mangrove Partners Master Fund, Ltd.

Nature of Transaction	Purchase/Sale	Number of Shares Purchased/(Sold)	Date of Purchase/Sale
Regular Trade	Purchase	79,700.00	11/9/2017
Regular Trade	Purchase	38,587.00	11/10/2017
Regular Trade	Purchase	100,000.00	12/6/2017
Regular Trade	Purchase	86,614.00	12/8/2017
Regular Trade	Purchase	15,714.00	2/8/2018
Regular Trade	Purchase	47,812.00	2/9/2018
Regular Trade	Purchase	24,199.00	2/12/2018
Regular Trade	Purchase	14,233.00	2/13/2018
Regular Trade	Purchase	200.00	2/14/2018
Regular Trade	Purchase	21,509.00	2/15/2018
Regular Trade	Purchase	5,415.00	2/20/2018
Regular Trade	Purchase	3,514.00	2/21/2018
Regular Trade	Purchase	26,136.00	2/22/2018
Regular Trade	Purchase	28,166.00	2/28/2018
Regular Trade	Purchase	1,900.00	3/2/2018
Regular Trade	Purchase	3,545.00	3/5/2018
Regular Trade	Purchase	122,214.00	3/6/2018
Regular Trade	Purchase	15,525.00	3/7/2018
Regular Trade	Purchase	14,479.00	3/8/2018
Regular Trade	Purchase	1,514.00	3/9/2018
Regular Trade	Purchase	10,522.00	3/12/2018
Regular Trade	Purchase	23,136.00	3/13/2018
Regular Trade	Purchase	20,133.00	3/14/2018
Regular Trade	Purchase	39,732.00	3/15/2018
Regular Trade	Purchase	100.00	3/16/2018
Regular Trade	Purchase	40,805.00	4/2/2018
Regular Trade	Sale	(15,071.00)	6/1/2018
Regular Trade	Sale	(25,000.00)	6/5/2018
Regular Trade	Sale	(3,281.00)	6/5/2018
Regular Trade	Sale	(25,000.00)	6/5/2018
Regular Trade	Sale	(200.00)	6/6/2018
Regular Trade	Sale	(39,771.00)	6/8/2018
Regular Trade	Sale	(38,956.00)	6/11/2018
Regular Trade	Sale	(23,777.00)	6/12/2018
Regular Trade	Sale	(26,000.00)	6/13/2018
Regular Trade	Sale	(19,201.00)	6/14/2018
Regular Trade	Sale	(100.00)	6/15/2018
Regular Trade	Sale	(103,386.00)	6/18/2018
Regular Trade	Sale	(69,885.00)	6/19/2018
Regular Trade	Sale	(98,340.00)	6/22/2018
Regular Trade	Sale	(53,258.00)	6/25/2018
Regular Trade	Purchase	12,798.00	8/8/2018
Regular Trade	Sell	(27,500.00)	11/26/2018
Regular Trade	Sale	(40,000.00)	11/27/2018
Regular Trade	Sale	(52,500.00)	11/28/2018
Regular Trade	Sale	(30,000.00)	1/3/2019

IMPORTANT
Tell the Board what you think! Your vote is important, vote TODAY! No matter how many shares of Common Stock you own, please give Mangrove your proxy AGAINST the Denbury Merger Proposal and AGAINST the Non-Binding Compensation Advisory Proposal by taking three steps:

•	SIGNING the enclosed [GOLD] proxy card
•	DATING the enclosed [GOLD] proxy card, and
•	MAILING the enclosed [GOLD] proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).
If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the proxy card representing your shares of Common Stock. Mangrove urges you to confirm in writing your instructions to Mangrove in care of Saratoga Proxy at the address provided below so that Mangrove will be aware of all instructions given and can attempt to ensure that such instructions are followed.
If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga Proxy at the address set forth below.

PRELIMINARY COPY SUBJECT TO COMPLETION DATED JANUARY 17, 2019
[GOLD] PROXY CARD
PENN VIRGINIA CORPORATION
SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF
THE MANGROVE PARTNERS MASTER FUND, L.P.
THE BOARD OF DIRECTORS OF PENN VIRGINIA CORPORATION
IS NOT SOLICITING THIS PROXY
P   R   O   X   Y
The undersigned appoints [              ] and [              ], and each of them, its proxy, attorney and agent (the “Proxies”) with full power of substitution to vote all shares of Common Stock, $0.01 par value per share (the “Common Stock”) of Penn Virginia Corporation (the “Company”) which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company scheduled to be held on [      ], 2019, at _:__ _.M., local time, at ______________________________ (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Special Meeting”).
The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock held by the undersigned, and hereby ratifies and confirms all action the Proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in their discretion with respect to any other matters as may properly come before the Special Meeting that are unknown to The Mangrove Partners Master Fund, L.P. (“Mangrove”) a reasonable time before this solicitation.
IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSALS 1 AND 2.
This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example.
MANGROVE RECOMMENDS A VOTE “AGAINST” THE DENBURY MERGER PROPOSAL AND “AGAINST” THE NON-BINDING COMPENSATION ADVISORY PROPOSAL.

1.
The Company’s proposal to approve the Agreement and Plan of Merger, dated as of October 28, 2018 (the “Merger Agreement”), by and among Denbury Resources Inc., Dragon Merger Sub Inc., DR Sub LLC and Penn Virginia Corporation (“Penn Virginia”).

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

2.
The Company’s proposal to approve, by a non-binding advisory vote, certain compensation arrangements that may be paid or become payable to Penn Virginia’s named executive officers in connection with the mergers contemplated by the Merger Agreement.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.
DATED:  ____________________________
____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)
WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.